                                   PROSPECTUS
                                 April 30, 1998
                 WARBURG PINCUS TRUST II

                      ----------------------- FIXED INCOME PORTFOLIO

          Warburg Pincus Trust II shares are not available directly to individual investors but may be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust II (the "Trust") is an open-end management investment company that currently offers two investment funds, one of which is offered pursuant to this Prospectus (the "Portfolios"):

The FIXED INCOME PORTFOLIO seeks total return consistent with prudent investment management.

Shares of the Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolio that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about the Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolio. The Statement of Additional Information is also available upon request and without charge by calling the Trust at (800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIO INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
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

THE PORTFOLIO'S EXPENSES
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
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a percentage
     of offering price).....................................          0
Annual Portfolio Operating Expenses (as a percentage of
  average net assets)
  Management Fees...........................................        .32%
  12b-1 Fees................................................          0
  Other Expenses............................................        .67%
                                                                    ===
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)*...............................        .99%
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
  1 year....................................................        $10
  3 years...................................................        $32

--------------------------------------------------------------------------------
* Annual Portfolio Operating Expenses are based upon annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees would equal .50%. Other Expenses would equal 12.54% and Total Portfolio Operating Expenses would equal 13.04%. The investment adviser and co-administrator have undertaken to limit the Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

  The following information for the period March 31, 1997 (commencement of operations) through December 31, 1997 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolio is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

                                                                For the Period
                                                                March 31, 1997
                                                               (Commencement of
                                                              Operations) through
                                                               December 31, 1997
                                                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................           $10.00
                                                               ------------
  Income from Investment Operations:
  Net Investment Income.....................................           0.44
  Net Gain on Securities and Foreign Currency Related Items
     (both realized and unrealized).........................           0.45
                                                               ------------
  Total from Investment Operations..........................           0.89
                                                               ------------
  Less Distributions:
  Dividends from Net Investment Income......................          (0.41)
  Distributions in excess of Net Investment Income..........          (0.31)
  Distributions from Realized Gains.........................          (0.20)
                                                               ------------
  Total Distributions.......................................          (0.92)
NET ASSET VALUE, END OF PERIOD..............................         $ 9.97
                                                               ============
Total Return................................................           8.96%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................           $599
Ratios to Average Daily Net Assets:
  Operating Expenses........................................           0.99%@*
  Net Investment Income.....................................           5.29%*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................          12.05%*
Portfolio Turnover Rate.....................................         138.28%+
Average Commission Rate.....................................        $0.0600#

--------------------------------------------------------------------------------
+  Non-Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
*  Annualized.
# Comprised by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
  The Fixed Income Portfolio seeks total return consistent with prudent investment management. The Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of the Portfolio. Any investment involves risk and, therefore, there can be no assurance that the Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolio may make.
  The Portfolio is a non-diversified investment fund which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, such as corporate bonds, debentures and notes; convertible debt securities; convertible and non-convertible preferred stocks; government obligations; obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Obligations"); and repurchase agreements with respect to portfolio securities.
  Under normal market conditions, the Portfolio intends that its portfolio of fixed income securities will have a dollar-weighted average remaining maturity not exceeding 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities longer than 10 years.
  The Portfolio may hold up to 35% of its net assets in fixed income securities rated below investment grade and may invest in unrated issues that are believed by Warburg Pincus Asset Management, Inc., the Portfolio's investment adviser ("Warburg"), to be of equivalent quality.
  The Portfolio may invest without limit in U.S. dollar-denominated, investment grade foreign securities, but limits to 35% of its assets the portion that may be invested in securities of foreign issuers that either are rated below investment grade or are denominated in a currency other than U.S. dollars.
  The Portfolio may invest up to 35% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes, the Portfolio may invest without limit in short-term money market obligations.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  MONEY MARKET OBLIGATIONS. The Portfolio is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P"), or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.
  For temporary defensive purposes, the Portfolio may invest without limit in short-term money market obligations.
  Repurchase Agreements. Under normal market conditions, the Portfolio may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, the Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).
  CONVERTIBLE SECURITIES. Convertible securities in which the Portfolio may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.
  STRUCTURED SECURITIES. The Portfolio may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.
  Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by GNMA, FNMA or FHLMC provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Neither the value of nor the yield on these mortgage-backed securities or shares of the Portfolio is guaranteed by the U.S. government. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Portfolio's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to interest rates.
  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.
  Assignments and Participations. The Portfolio may invest in assignments of and participations in loans issued by banks and other financial institutions.
  When the Portfolio purchases assignments from lending financial institutions, the Portfolio will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

  Participations in loans will typically result in the Portfolio having a contractual relationship with the lending financial institution, not the borrower. The Portfolio would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, the Portfolio, in purchasing a participation, will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
  The Portfolio may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular assignments or participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.
  WARRANTS. The Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  For certain additional risks related to the Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. Government Securities are considered to be of the highest credit quality available. Government Securities, however, will be affected by general changes in interest rates. The price volatility of the Portfolio's shares where the Portfolio invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Portfolio may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.
  NON-DIVERSIFIED STATUS. The Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that the Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  BELOW INVESTMENT GRADE SECURITIES. There are certain risk factors associated with below investment grade securities. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Moody's or S&P. Securities rated in the fourth highest grade have speculative characteristics, and securities rated B have speculative elements and a greater vulnerability to default than higher-rated securities. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by the Portfolio, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  The Portfolio may invest in securities rated as low as C by Moody's or D by S&P. The Portfolio may invest in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.
  Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, the Portfolio may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Portfolio's ability to dispose of particular issues and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio and calculating its respective net asset values.
  For a complete description of the rating systems of Moody's and S&P, see the appendix to the Statement of Additional Information.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolio may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to the Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolio in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolio and its shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolio's other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolio's investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolio's foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolio's other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolio's other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  The Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the Portfolio. The Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  Newly issued Government Securities normally are purchased by the Portfolio directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed by the Portfolio with those dealers which Warburg determines offer the best price and execution. The purchase price paid by the Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from a dealer in the after market normally are executed at a price between the bid and asked prices.
  All orders for transactions in securities or options on behalf of the Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolio's distributor ("Counsellors Securities"). The Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, the Portfolio may lend portfolio securities. Detailed information concerning the Portfolio's strategies and related risks is contained below and in the Statement of Additional Information.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, the Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts, swaps and interest rate transactions. These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE THE PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect the Portfolio's net asset value and performance. Therefore, an investment in the Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Portfolio's use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Index Options. The Portfolio may purchase and write
(sell) covered put and call options traded on U.S. and foreign exchanges as well as over-the-counter ("OTC") without limit on the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, the Portfolio may also purchase and write without limit exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation a Portfolio could realize on its investments or require the Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Related Options. The Portfolio may enter into interest rate, securities index and currency futures contracts and purchase and write related options that are traded on an exchange designated by the

Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of securities index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate, index or exchange rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Portfolio may conduct currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded and OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swap and Interest Rate Transactions. The Portfolio may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return and may enter into currency swaps for hedging purposes. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
  The Portfolio will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate, index or mortgage swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Portfolio under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Portfolio under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or other liquid assets, the Portfolio and Warburg believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restriction.
  The Portfolio will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Warburg.
  Hedging Considerations. The Portfolio may engage in options, futures and currency, swap and interest rate transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of these transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as any movement in the hedge. The Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. The Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities, indexes and currencies; interest rate, index and currency futures contracts and options on these futures contracts; forward currency contracts; and swap and interest rate transactions. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  ZERO COUPON SECURITIES. The Portfolio may invest without limit in "zero coupon securities." Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of the Portfolio that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, the Portfolio's investments in zero coupon securities will result in special tax consequences, which are described below under "Dividends, Distributions and Taxes -- Taxes."
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates. The Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Portfolio will establish a segregated account with its custodian consisting of cash or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.
  SHORT SALES AGAINST THE BOX. The Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box", may be entered into by the Portfolio to, for example, lock-in a sale price for a security the Portfolio does not wish to sell immediately. The proceeds of the sale will generally be held by the broker until the settlement date when the Portfolio delivers securities to close out its short position. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  FOREIGN SECURITIES. The Portfolio may invest in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often less rigorous than those applied in the United States. The yield of the Portfolio may be adversely affected by fluctuations in the value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Portfolio to market and foreign exchange fluctuations brought about by such delays and due to the corresponding negative impact on the Portfolio's liquidity, the Portfolio will avoid investing in countries that are known to experience settlement delays which may expose the Portfolio to unreasonable risk of loss. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities may also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.
  REITS. The Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.
  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.
  MUNICIPAL OBLIGATIONS. The Portfolio may invest in Municipal Obligations. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue bonds and the Portfolio may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
  The Portfolio may invest without limit in Municipal Obligations that are repayable out of revenue streams generated from economically related projects or facilities or Municipal Obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Portfolio should any of such related projects or facilities experience financial difficulties. The Portfolio intends during the coming year to limit investments in such obligations to less than 25% of its assets.
  ALTERNATIVE MINIMUM TAX BONDS. The Portfolio may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Portfolio may be lower than those from other Municipal Obligations acquired by the Portfolio due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
  VARIABLE RATE AND MASTER DEMAND NOTES. Municipal Obligations purchased by the Portfolio may include variable rate and master demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. Master demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the amount borrowed. While there may be no active secondary market with respect to a particular variable rate or master demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the variable rate or master demand note involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.
  STAND-BY COMMITMENTS. The Portfolio may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, which is commonly known as a "put", a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and will be valued at zero in determining the Portfolio's net asset value. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying Municipal Obligations to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Portfolio intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Portfolio will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.
  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. The Portfolio also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.
  At the time the Portfolio enters into a reverse repurchase agreement or dollar roll, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  The Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. The Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets in connection with borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of the Portfolio's total assets, the

Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that the Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Trust employs Warburg as investment adviser to the Portfolio. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of the Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for the Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolio and furnishes the Portfolio with office space, furnishings and equipment.
  For the services provided by Warburg, the Portfolio pays Warburg a fee calculated at an annual rate of .50%, of its average daily net assets. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Portfolio.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  PORTFOLIO MANAGERS. Dale C. Christensen and M. Anthony E. van Daalen have been Co-Portfolio Managers of the Portfolio since its inception. Mr. Christensen, a Managing Director of Warburg, has been associated with Warburg since 1989. Mr. van Daalen, a Senior Vice President of Warburg, has been associated with Warburg since 1992.
  CO-ADMINISTRATORS. The Trust employs Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolio. As compensation, the Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of its average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation the Portfolio pays PFPC a fee calculated at an annual rate of .05% of its average daily net assets. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of the U.S. assets of the Portfolio. State Street Bank and Trust Company ("State Street") serves as custodian of the non-U.S. assets of the Portfolio. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolio. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may enter into agreements with Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") to pay a fee of up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with the Portfolio. A portion of the Service Fee may be borne by the Portfolio as a transfer agency fee. In addition, a Service Organization may directly or indirectly pay a portion of its Service Fee to the Trust's custodian or transfer agent for costs related to Portfolio accounts it services. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage the Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for the Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of the Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select the Portfolio as an investment option for a Variable Contract or Plan.
  All investments in the Portfolio are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by the Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of the Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolio during the morning of the next business day, with payment for purchases to follow no later than the Portfolio's pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to the Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of the Portfolio through their Plan by directing the Plan trustee to purchase shares for their account in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. The Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. The Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed on the previous business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  The Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. The Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolio may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from the Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  The investments by the Portfolio in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Portfolio each year even though the Portfolio receives no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Portfolio will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolio.
  Constructive Sales. If the Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales. The Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Special Tax Matters Relating to the Portfolio. The Portfolio does not expect to meet the tax requirements that would enable it to pay exempt-interest dividends with respect to income derived from its holdings of Municipal Obligations.
  Internal Revenue Service Requirements. The Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  The Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of the Portfolio generally changes every day.
  The net asset value per share of the Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, the Portfolio may advertise yield and average annual total return of its shares over various periods of time. The yield refers to net investment income generated by the Portfolio's shares over a specified thirty-day period, which is then annualized (based on SEC guidelines). That is, the amount of net investment income generated by the Portfolio's shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. The total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of the Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing the Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Portfolio seeks long term appreciation and that such return may not be representative of a Portfolio's return over a longer market cycle. The Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that yield and return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the yield and total return. Current total return figures may be obtained by calling (800) 369-2728.
  A Portfolio or a Participating Insurance Company or Plan sponsor may compare the Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) with the Lehman Brothers Intermediate Government/Corporate Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. The Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, the Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, the Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, the Portfolio and its portfolio managers may render periodic updates of Portfolio investment activity, which may include discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. The Portfolio may also discuss various measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on December 16, 1996 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of two series have been authorized, one of which constitutes the interests in the Portfolio. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of the Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. The Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including participant-directed Plans which elect to make the Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in the Portfolio may conflict. The Board will monitor the Portfolio for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in the Portfolio. As a result, the Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of the Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolio, as well as certain statistical characteristics of the Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIO'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIO IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

The Portfolio's Expenses.................................    2
Financial Highlights.....................................    3
Investment Objective and Policies........................    4
Portfolio Investments....................................    4
Risk Factors and Special Considerations..................    6
Portfolio Transactions and Turnover Rate.................    8
Certain Investment Strategies............................    8
Investment Guidelines....................................   12
Management of the Portfolio..............................   13
How to Purchase and Redeem Shares........................   14
Dividends, Distributions and Taxes.......................   15
Net Asset Value..........................................   15
Performance..............................................   16
General Information......................................   17

                          [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRFIX-1-0498

                                   PROSPECTUS
                                 April 30, 1998
                 WARBURG PINCUS TRUST II

                  ------------------- FIXED INCOME PORTFOLIO

                  ------------------- GLOBAL FIXED INCOME PORTFOLIO

          Warburg Pincus Trust II shares are not available directly to individual investors but may be offered only through certain insurance products and pension and retirement plans.

                             [WARBURG PINCUS LOGO]

PROSPECTUS                                                        April 30, 1998

Warburg Pincus Trust II (the "Trust") is an open-end management investment company that currently offers two investment funds, both of which are offered pursuant to this Prospectus (the "Portfolios"):

The FIXED INCOME PORTFOLIO seeks total return consistent with prudent investment management.

The GLOBAL FIXED INCOME PORTFOLIO seeks total return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. A Portfolio may not be available in every state due to various insurance regulations.

This Prospectus briefly sets forth certain information about the Portfolios that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. This Prospectus should be read in conjunction with the prospectus of the separate account of the specific insurance product that accompanies this Prospectus or with the Plan documents or other informational materials supplied by Plan sponsors. Additional information about each Portfolio has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Portfolios. The Statement of Additional Information is also available upon request and without charge by calling the Trust at (800) 369-2728. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information, as amended or supplemented from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE PORTFOLIOS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

--------------------------------------------------------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE PORTFOLIOS' EXPENSES
--------------------------------------------------------------------------------

                                                                   Fixed           Global Fixed
                                                              Income Portfolio   Income Portfolio
                                                              ----------------   ----------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................          0                  0
Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
  Management Fees...........................................        .32%               .29%
  12b-1 Fees................................................          0                  0
  Other Expenses............................................        .67%               .70%
                                                                    ===                ===
  Total Portfolio Operating Expenses (after fee waivers and
     expense reimbursements)*...............................        .99%               .99%
EXAMPLE
  You would pay the following expenses on a $1,000
     investment, assuming (1) 5% annual return and (2)
     redemption at the end of each time period:
  1 year....................................................        $10                $10
  3 years...................................................        $32                $32

--------------------------------------------------------------------------------
* Annual Portfolio Operating Expenses are based upon annualized estimates of expenses for the fiscal year ending December 31, 1998, net of any fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Management Fees would equal .50% and 1.00%, Other Expenses would equal 12.54% and 4.58%, and Total Portfolio Operating Expenses would equal 13.04% and 5.58% for the Fixed Income and Global Fixed Income Portfolios, respectively. The investment adviser and co-administrator have undertaken to limit each Portfolio's Total Portfolio Operating Expenses to the limits shown in the table above through December 31, 1999.
                          ---------------------------

  The expense table shows the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Portfolio. THE TABLE DOES NOT REFLECT ADDITIONAL CHARGES AND EXPENSES WHICH ARE, OR MAY BE, IMPOSED UNDER THE VARIABLE CONTRACTS OR PLANS; SUCH CHARGES AND EXPENSES ARE DESCRIBED IN THE PROSPECTUS OF THE SPONSORING PARTICIPATING INSURANCE COMPANY SEPARATE ACCOUNT OR IN THE PLAN DOCUMENTS OR OTHER INFORMATIONAL MATERIALS SUPPLIED BY PLAN SPONSORS. The Example should not be considered a representation of past or future expenses; actual Portfolio expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Portfolio's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

  The following information for the period March 31, 1997 (commencement of operations) through December 31, 1997 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Statement of Additional Information. Further information about the performance of the Portfolios is contained in the Trust's annual report, dated December 31, 1997, copies of which may be obtained without charge by calling the Trust at (800) 369-2728.

FIXED INCOME PORTFOLIO

                                                                For the Period
                                                                March 31, 1997
                                                               (Commencement of
                                                              Operations) through
                                                               December 31, 1997
                                                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.00
                                                               ------------
  Income from Investment Operations:
  Net Investment Income.....................................           0.44
  Net Gain on Securities and Foreign Currency Related Items
     (both realized and unrealized).........................           0.45
                                                               ------------
  Total from Investment Operations..........................           0.89
                                                               ------------
  Less Distributions:
  Dividends from Net Investment Income......................         (0.41)
  Distributions in excess of Net Investment Income..........         (0.31)
  Distributions from Realized Gains.........................         (0.20)
                                                               ------------
  Total Distributions.......................................         (0.92)
                                                               ------------
NET ASSET VALUE, END OF PERIOD..............................          $9.97
                                                               ============
Total Return................................................           8.96%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................             $599
Ratios to Average Daily Net Assets:
  Operating Expenses........................................           0.99%@*
  Net Investment Income.....................................           5.29%*
  Decrease reflected in above operating expense ratios due
     to waivers/reimbursements..............................          12.05%*
Portfolio Turnover Rate.....................................         138.28%+
Average Commission Rate.....................................        $0.0600#

--------------------------------------------------------------------------------
+  Non-Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
*  Annualized.
# Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

GLOBAL FIXED INCOME PORTFOLIO

                                                                For the Period
                                                                March 31, 1997
                                                               (Commencement of
                                                              Operations) through
                                                               December 31, 1997
                                                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................         $10.00
                                                               ------------
  Income from Investment Operations:
  Net Investment Income.....................................           0.45
  Net Loss on Securities and Foreign Currency Related Items
     (both realized and unrealized).........................          (0.15)
                                                               ------------
  Total from Investment Operations..........................           0.30
                                                               ------------
  Less Distributions:
  Dividends from Net Investment Income......................         (0.44)
  Distributions in excess of Net Investment Income..........         (0.11)
  Distributions from Realized Gains.........................         (0.07)
  Distributions in excess of Realized Gains.................         (0.21)
                                                               ------------
  Total Distributions.......................................         (0.83)
                                                               ------------
NET ASSET VALUE, END OF PERIOD..............................         $ 9.47
                                                               ============
Total Return................................................           2.62%+
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000s)............................         $1,596
Ratios to Average Daily Net Assets:
  Operating Expenses........................................           0.99%@*
  Net Investment Income.....................................           5.67%*
  Decrease reflected in above operating expense ratio due to
     waivers/reimbursements.................................           4.59%*
Portfolio Turnover Rate.....................................         129.81%+

--------------------------------------------------------------------------------
+  Non-Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Portfolio's expense ratio.
*  Annualized.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  Each Portfolio's objective is a fundamental policy and may not be amended without first obtaining the approval of a majority of the outstanding shares of that Portfolio. Any investment involves risk and, therefore, there can be no assurance that any Portfolio will achieve its investment objective. See "Portfolio Investments" and "Certain Investment Strategies" for descriptions of certain types of investments the Portfolios may make.

FIXED INCOME PORTFOLIO
  The Fixed Income Portfolio seeks total return consistent with prudent investment management. The Portfolio is a non-diversified investment fund which pursues its investment objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities, such as corporate bonds, debentures and notes; convertible debt securities; convertible and non-convertible preferred stocks; government obligations; obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Obligations"); and repurchase agreements with respect to portfolio securities.
  Under normal market conditions, the Portfolio intends that its portfolio of fixed income securities will have a dollar-weighted average remaining maturity not exceeding 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities longer than 10 years.
  The Portfolio may hold up to 35% of its net assets in fixed income securities rated below investment grade and may invest in unrated issues that are believed by Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), to be of equivalent quality.
  The Portfolio may invest without limit in U.S. dollar-denominated, investment grade foreign securities, but limits to 35% of its assets the portion that may be invested in securities of foreign issuers that either are rated below investment grade or are denominated in a currency other than U.S. dollars.
  The Portfolio may invest up to 35% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes, the Portfolio may invest without limit in short-term money market obligations.

GLOBAL FIXED INCOME PORTFOLIO
  The Global Fixed Income Portfolio seeks total return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Portfolio is a non-diversified investment fund which pursues its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income obligations of governmental and corporate issuers denominated in various currencies (including U.S. dollars and multinational currency units such as European Currency Units ("ECUs")), including debt obligations issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank") or the European Investment Bank; corporate bonds, notes and debentures; convertible debt securities; and convertible and non-convertible preferred stock. The Portfolio may invest in a wide variety of fixed income obligations issued anywhere in the world, including the United States. Issuers of these securities will be located in at least three countries and issuers located in any one country (other than the United States) will not represent more than 40% of the Portfolio's total assets. In addition, the Portfolio will not invest 25% or more of its assets in the securities issued by any one foreign government, its agencies, instrumentalities or political subdivisions.
  The Portfolio may hold up to 35% of its net assets in fixed income securities rated below investment grade, or in unrated securities that are believed by Warburg to be of equivalent quality.
  Under normal market conditions, the Portfolio intends that its portfolio of fixed income securities will have a dollar-weighted average maturity between 3 and 10 years, using for purposes of this calculation the maturity of a security on its date of purchase. Individual issues may have maturities shorter or longer than 3 to 10 years.
  The Portfolio may invest up to 35% of its total assets in equity securities, including common stock, warrants and rights. For temporary defensive purposes or during times of international political or economic uncertainty, all of the Portfolio's investments may be made temporarily in the United States or denominated in U.S. dollars without regard to maturity.

PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
  MONEY MARKET OBLIGATIONS. Each Portfolio is authorized to invest, under normal conditions, up to 35% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P"), or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities.
  For temporary defensive purposes or, in the case of the Global Fixed Income Portfolio, during times of international political or economic uncertainty, each Portfolio may invest without limit in short-term money market obligations.
  Repurchase Agreements. Under normal market conditions, each Portfolio may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Portfolio would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert this right. Warburg, acting under the supervision of the Trust's Board of Trustees (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which each Portfolio enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").
  Money Market Mutual Funds. Where Warburg believes that it would be beneficial to the Portfolio and appropriate considering the factors of return and liquidity, each Portfolio may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Portfolio or Warburg. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, a Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Portfolio's administration fees and other expenses with respect to assets so invested.
  U.S. GOVERNMENT SECURITIES. U.S. government securities in which a Portfolio may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ principally in terms of their maturities. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).
  CONVERTIBLE SECURITIES. Convertible securities in which the Portfolios may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock.
  STRUCTURED SECURITIES. The Portfolios may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.
  Mortgage-Backed Securities. Mortgage-backed securities are collateralized by mortgages or interests in mortgages and may be issued by government or non-government entities. Mortgage-backed securities issued by GNMA, FNMA or FHLMC provide a monthly payment consisting of interest and principal payments, and additional payments will be made out of unscheduled prepayments of principal. Neither the value of nor the yield on these mortgage-backed securities or shares of the Portfolios is guaranteed by the U.S. government. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. The value of mortgage-backed securities may change due to shifts in the market's perceptions of issuers, and regulatory or tax changes may adversely affect the mortgage securities market as a whole. Foreclosures and prepayments, which occur when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities on these securities. The Portfolios' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. Prepayments may tend to increase due to refinancing of mortgages as interest rates decline. In addition, like other debt securities, the values of mortgage-backed securities will generally fluctuate in response to interest rates.
  Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.
  Assignments and Participations. Each Portfolio may invest in assignments of and participations in loans issued by banks and other financial institutions.
  When a Portfolio purchases assignments from lending financial institutions, the Portfolio will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
  Participations in loans will typically result in a Portfolio having a contractual relationship with the lending financial institution, not the borrower. A Portfolio would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Portfolio purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
  A Portfolio may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular assignments or participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.
  WARRANTS. Each Portfolio may invest up to 10% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period.

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------
  For certain additional risks related to each Portfolio's investments, see "Portfolio Investments" and "Certain Investment Strategies" in this Prospectus.
  Among the factors that may be considered in deciding whether to invest in a security are the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history and the ability of the issuer's management. Bond prices generally vary inversely in relation to changes in the level of interest rates, as well as in response to other market factors and changes in the creditworthiness of the issuers of the securities. Government Securities are considered to be of the highest credit quality available. Government Securities, however, will be affected by general changes in interest rates. The price volatility of a Portfolio's shares where the Portfolio invests in intermediate maturity bonds will be substantially less than that of long-term bonds. An intermediate maturity bond will generally have a lower yield than that of a long-term bond. Longer-term securities in which the Portfolios may invest generally offer a higher current yield than is offered by shorter-term securities, but also generally involve greater volatility of price and risk of capital than shorter-term securities.
  NON-DIVERSIFIED STATUS. Each Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolios are not limited by the 1940 Act in the proportion of its assets that they may invest in the obligations of a single issuer. Each Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Being non-diversified means that a Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that a Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.
  BELOW INVESTMENT GRADE SECURITIES. There are certain risk factors associated with below investment grade securities. A security will be considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Moody's or S&P. Securities rated in the fourth highest grade have speculative characteristics, and securities rated B have speculative elements and a greater vulnerability to default than higher-rated securities. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by the Portfolio, although Warburg will consider such event in its determination of whether the Portfolio should continue to hold the securities.
  The Portfolios may invest in securities rated as low as C by Moody's or D by S&P. Each Portfolio may invest in unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.
  Below investment grade and comparable unrated securities (commonly referred to as "junk bonds") (i) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities generally present a higher degree of credit risk. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.
  The market value of below investment grade securities is more volatile than that of investment grade securities. In addition, the Portfolios may have difficulty disposing of certain of these securities because there may be a thin trading market. The lack of a liquid secondary market for certain securities may have an adverse impact on the Portfolios' ability to dispose of particular issues and may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing the Portfolios and calculating their respective net asset values.
  For a complete description of the rating systems of Moody's and S&P, see the appendix to the Statement of Additional Information.
  NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). A Rule 144A Security will be considered illiquid and therefore subject to each Portfolio's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Portfolios in Rule 144A Securities. The Board may adopt guidelines and delegate to Warburg the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.
  Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Portfolio's investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.
  WARRANTS. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.
  YEAR 2000 COMPLIANCE. Many services provided to the Portfolios and their shareholders by Warburg and certain of its affiliates (the "Warburg Service Providers") and the Portfolios' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Portfolio operations.
  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Portfolios' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Portfolios' foreign investments.
  The Warburg Service Providers anticipate that their systems and those of the Portfolios' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Portfolios' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

PORTFOLIO TRANSACTIONS AND TURNOVER RATE
--------------------------------------------------------------------------------
  A Portfolio will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever Warburg believes it to be in the best interests of the relevant Portfolio. A Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. This investment approach and use of certain of the investment strategies described below may result in a high portfolio turnover rate. High portfolio turnover rates (100% or more) may result in higher dealer mark-ups or underwriting commissions as well as other transaction costs, including correspondingly higher brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Dividends, Distributions and Taxes -- Taxes" below and "Investment Policies -- Portfolio Transactions" in the Statement of Additional Information.
  Newly issued Government Securities normally are purchased by a Portfolio directly from the issuer or from an underwriter acting as a principal. Other purchases and sales usually are placed by a Portfolio with those dealers which Warburg determines offer the best price and execution. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from a dealer in the after market normally are executed at a price between the bid and asked prices.
  All orders for transactions in securities or options on behalf of a Portfolio are placed by Warburg with broker-dealers that it selects, including Counsellors Securities Inc., the Portfolios' distributor ("Counsellors Securities"). A Portfolio may utilize Counsellors Securities in connection with a purchase or sale of securities when Warburg believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

CERTAIN INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
  Although there is no intention of doing so during the coming year, each Portfolio may lend portfolio securities. Detailed information concerning each Portfolio's strategies and related risks is contained below and in the Statement of Additional Information.
  STRATEGIC AND OTHER TRANSACTIONS. At the discretion of Warburg, each Portfolio may, but is not required to, engage in a number of strategies involving options, futures, forward currency contracts, swaps and interest rate transactions.

These strategies, commonly referred to as "derivatives," may be used (i) for the purpose of hedging against a decline in value of the Portfolio's current or anticipated portfolio holdings, (ii) as a substitute for purchasing or selling portfolio securities or (iii) to seek to generate income to offset expenses or increase return. TRANSACTIONS THAT ARE NOT CONSIDERED HEDGING SHOULD BE CONSIDERED SPECULATIVE AND MAY SERVE TO INCREASE A PORTFOLIO'S INVESTMENT RISK. Transaction costs and any premiums associated with these strategies, and any losses incurred, will affect a Portfolio's net asset value and performance. Therefore, an investment in a Portfolio may involve a greater risk than an investment in other mutual funds that do not utilize these strategies. The Portfolios' use of these strategies may be limited by position and exercise limits established by securities and commodities exchanges and other applicable regulatory authorities.
  Securities Options and Index Options. Each Portfolio may purchase and write
(sell) covered put and call options traded on U.S. and foreign exchanges as well as over-the-counter ("OTC") without limit on the net asset value of the stock and debt securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. The purchaser of a put option on a security has the right to compel the purchase by the writer of the underlying security, while the purchaser of a call option on a security has the right to purchase the underlying security from the writer. In addition to purchasing and writing options on securities, each Portfolio may also purchase and write without limit exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index.
  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation a Portfolio could realize on its investments or require a Portfolio to hold securities it would otherwise sell.
  Futures Contracts and Related Options. Each Portfolio may enter into interest rate, securities index and currency futures contracts and purchase and write related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of securities index and certain other futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified interest rate, index or exchange rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
  Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts. Although the Portfolios are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of a Portfolio's assets that may be at risk with respect to futures activities.
  Currency Exchange Transactions. The Portfolios may conduct currency exchange transactions either (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on futures contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded and OTC currency options. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. An option on a foreign currency operates similarly to an option on a security. Risks associated with currency forward contracts and purchasing currency options are similar to those described in this Prospectus for futures contracts and securities index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.
  Swap and Interest Rate Transactions. Each Portfolio may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return and may enter into currency swaps for hedging purposes. A swap transaction is an agreement between a Portfolio and a counterparty to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
  A Portfolio will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate, index or mortgage swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by a Portfolio under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Portfolio under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or other liquid assets, the Portfolios and Warburg believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to each Portfolio's borrowing restriction.
  The Portfolios will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by Warburg.
  Hedging Considerations. The Portfolios may engage in options, futures and currency, swap and interest rate transactions for, among other reasons, hedging purposes. A hedge is designed to offset a loss on a portfolio position with a gain in the hedge position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedge position. As a result, the use of these transactions for hedging purposes could limit any potential gain from an increase in value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as any movement in the hedge. A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use of hedging transactions will depend on Warburg's ability to predict correctly movements in the hedge and the hedged position and the correlation between them, which could prove to be inaccurate. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.
  Additional Considerations. To the extent that a Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.
  Asset Coverage. Each Portfolio will comply with applicable regulatory requirements designed to eliminate any potential for leverage with respect to options written by the Portfolio on securities, indexes and currencies; interest rate, index and currency futures contracts and options on these futures contracts; forward currency contracts; and swap and interest rate transactions. The use of these strategies may require that the Portfolio maintain cash or liquid securities in a segregated account with its custodian or a designated sub-custodian to the extent the Portfolio's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.
  ZERO COUPON SECURITIES. Each Portfolio may invest without limit in "zero coupon securities." Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly and may be more speculative than such other securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. Redemption of shares of a Portfolio that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. In addition, a Portfolio's investments in zero coupon securities will result in special tax consequences, which are described below under "Dividends, Distributions and Taxes -- Taxes."
  WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Portfolio may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates. A Portfolio will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if Warburg deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Portfolio will establish a segregated account with its custodian consisting of cash or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery.
  SHORT SALES AGAINST THE BOX. Each Portfolio may enter into a short sale of securities such that when the short position is open the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box", may be entered into by a Portfolio to, for example, lock-in a sale price for a security the Portfolio does not wish to sell immediately. The proceeds of the sale will generally be held by the broker until the settlement date when the Portfolio delivers securities to close out its short position. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities in connection with short sales against the box. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
  FOREIGN SECURITIES. Each Portfolio may invest in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often less rigorous than those applied in the United States. The yield of the Portfolios may be adversely affected by fluctuations in the value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Portfolios to market and foreign exchange fluctuations brought about by such delays and due to the corresponding negative impact on the Portfolios' liquidity, the Portfolios will avoid investing in countries that are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Investment in foreign securities may also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.
  DEPOSITARY RECEIPTS. Certain of the above risks may be involved with American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"), instruments that evidence ownership in underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depositary Receipts) are issued in Europe, and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies.

  REITS. Each Portfolio may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Trust, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Portfolio.
  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.
ADDITIONAL STRATEGIES AVAILABLE TO THE FIXED INCOME PORTFOLIO ONLY
  MUNICIPAL OBLIGATIONS. The Fixed Income Portfolio may invest in Municipal Obligations. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue bonds and the Portfolio may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
  The Portfolio may invest without limit in Municipal Obligations that are repayable out of revenue streams generated from economically related projects or facilities or Municipal Obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Portfolio should any of such related projects or facilities experience financial difficulties. The Portfolio intends during the coming year to limit investments in such obligations to less than 25% of its assets.
  ALTERNATIVE MINIMUM TAX BONDS. The Fixed Income Portfolio may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Portfolio may be lower than those from other Municipal Obligations acquired by the Portfolio due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.
  VARIABLE RATE AND MASTER DEMAND NOTES. Municipal Obligations purchased by the Fixed Income Portfolio may include variable rate and master demand notes issued by industrial development authorities and other governmental entities. Variable rate demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. Master demand notes are tax-exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the amount borrowed. While there may be no active secondary market with respect to a particular variable rate or master demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the variable rate or master demand note involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.
  STAND-BY COMMITMENTS. The Fixed Income Portfolio may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, which is commonly known as a "put", a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for the securities acquired with the commitment, thus increasing the cost of the securities and reducing the yield otherwise available from them, and will be valued at zero in determining the Portfolio's net asset value. A stand-by commitment is not transferable by the Portfolio, although the Portfolio can sell the underlying Municipal Obligations to a third party at any time. The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Portfolio intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Portfolio will acquire stand-by commitments only in order to facilitate portfolio liquidity and does not intend to exercise its rights under stand-by commitments for trading purposes.
  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. Each Portfolio also may enter into "dollar rolls," in which the Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.
  At the time a Portfolio enters into a reverse repurchase agreement or dollar roll, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). Each Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Portfolio may invest up to 15% of its net assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable ("illiquid securities"), including (i) securities issued as part of a privately negotiated transaction between an issuer and one or more purchasers; (ii) repurchase agreements with maturities greater than seven days;
(iii) time deposits maturing in more than seven calendar days; and (iv) certain Rule 144A Securities. Each Portfolio may borrow from banks for temporary or emergency purposes, such as meeting anticipated redemption requests, provided that reverse repurchase agreements and any other borrowing by the Portfolio may not exceed 30% of its total assets, and may pledge its assets in connection with borrowings. Whenever borrowings (including reverse repurchase agreements) exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any investments (including roll-overs). Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board, subject to the limitations contained in the 1940 Act. A complete list of investment restrictions that each Portfolio has adopted identifying additional restrictions that cannot be changed without the approval of the majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------
  INVESTMENT ADVISER. The Trust employs Warburg as investment adviser to each Portfolio. Warburg, subject to the control of the Trust's officers and the Board, manages the investment and reinvestment of the assets of each Portfolio in accordance with the Portfolio's investment objective and stated investment policies. Warburg makes investment decisions for each Portfolio and places orders to purchase or sell securities on behalf of the Portfolio. Warburg also employs a support staff of management personnel to provide services to the Portfolios and furnishes each Portfolio with office space, furnishings and equipment.
  For the services provided by Warburg, the Fixed Income and the Global Fixed Income Portfolios pay Warburg a fee calculated at an annual rate of .50% and 1.00%, respectively, of the relevant Portfolio's average daily net assets. Warburg and the Trust's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by a Portfolio.
  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1998, Warburg managed approximately $20.9 billion of assets, including approximately $11.9 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.
  PORTFOLIO MANAGERS. Dale C. Christensen has been a Co-Portfolio Manager and the Portfolio Manager of the Fixed Income and Global Fixed Income Portfolios, respectively, since their inception. Mr. Christensen, a Managing Director of Warburg, has been associated with Warburg since 1989. M. Anthony E. van Daalen has been a Co-Portfolio Manager of the Fixed Income Portfolio since its inception. Mr. van Daalen is a Senior Vice President at Warburg and has been associated with Warburg since 1992.

  CO-ADMINISTRATORS. The Trust employs Counsellors Funds Service, Inc., a wholly owned subsidiary of Warburg ("Counsellors Service"), as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolios, including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolios and their various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Portfolios. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets.
  The Trust employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates each Portfolio's net asset value, provides all accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation each Portfolio pays PFPC a fee calculated at an annual rate of .05% of the Portfolio's average daily net assets. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.
  CUSTODIANS. PNC Bank, National Association ("PNC") serves as custodian of the U.S. assets of each of the Portfolios. State Street Bank and Trust Company ("State Street") serves as custodian of the non-U.S. assets of each of the Portfolios. Like PFPC, PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.
  TRANSFER AGENT. State Street also serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Portfolios. It has delegated most of its responsibilities to Boston Financial Data Services, Inc. ("BFDS"), an affiliated service company. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.
  DISTRIBUTOR. Counsellors Securities serves without compensation as distributor of the shares of the Portfolios. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147.
  For administration, subaccounting, transfer agency and/or other services, Counsellors Securities or its affiliates may enter into agreements with Participating Insurance Companies and Plans or their affiliates or entities that provide services to them ("Service Organizations") to pay a fee of up to .40% (the "Service Fee") of the annual average value of accounts maintained by such Organizations with a Portfolio. A portion of the Service Fee may be borne by a Portfolio as a transfer agency fee. In addition, a Service Organization may directly or indirectly pay a portion of its Service Fee to the Trust's custodian or transfer agent for costs related to Portfolio accounts it services. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.
  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of a Portfolio, consisting of securities dealers who have sold Portfolio shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Portfolio shares.
  TRUSTEES AND OFFICERS. The officers of the Trust manage each Portfolio's day-to-day operations and are directly responsible to the Board. The Board sets broad policies for each Portfolio and chooses the Trust's officers. A list of the Trustees and officers and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.

HOW TO PURCHASE AND REDEEM SHARES
--------------------------------------------------------------------------------
  Individual investors may not purchase or redeem shares of a Portfolio directly; shares may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies or through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account or to the Plan documents or other informational materials supplied by Plan sponsors for instructions on purchasing or selling a Variable Contract and on how to select a Portfolio as an investment option for a Variable Contract or Plan.

  All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of an investment by a Portfolio. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of a Portfolio on any day that the Portfolio calculates its net asset value (a "business day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that business day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of a Portfolio during the morning of the next business day, with payment for purchases to follow no later than the Portfolios' pricing on the next business day. If payment for purchases is not received by such time, the Participating Insurance Company could be held liable for resulting fees or losses. These orders are executed at the net asset value (described below under "Net Asset Value") computed at the close of regular trading on the NYSE on the previous business day in order to provide a match between the contract owners' orders to the Participating Insurance Company and that Participating Insurance Company's orders to a Portfolio. Redemption proceeds will normally be wired to the Participating Insurance Company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.
  Plan participants may invest in shares of a Portfolio through their Plan by directing the Plan trustee to purchase shares for their account, in a manner similar to that described above for contract owner purchases through Participating Insurance Companies. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Portfolio.
  Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Warburg's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing Variable Contract owners and Plan participants would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.
  TELEPHONE TRANSACTIONS. Participating Insurance Companies, Plans or their agents may elect to conduct transactions by telephone. Neither the Portfolio nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of the Portfolio to confirm that instructions communicated by telephone are genuine. Such procedures may include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific identifying information.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
  DIVIDENDS AND DISTRIBUTIONS. Each Portfolio calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Portfolio's portfolio securities for the applicable period less applicable expenses. Each Portfolio declares dividends from its net investment income annually. Net investment income earned on weekends and when the NYSE is not open will be computed on the previous business day. Distributions of net realized long-term and short-term capital gains are declared annually and, as a general rule, will be distributed or paid after the end of the fiscal year in which they are earned. Dividends and distributions will automatically be reinvested in additional shares of the relevant Portfolio at net asset value unless, in the case of a Variable Contract, a Participating Insurance Company elects to have dividends or distributions paid in cash.
  TAXES. For a discussion of the tax status of a Variable Contract or Plan, refer to the sponsoring Participating Insurance Company separate account prospectus or Plan documents or other informational materials supplied by Plan sponsors.
  Each Portfolio intends to qualify each year as a "regulated investment company" within the meaning of the Code. Each Portfolio intends to distribute all of its net income and capital gains to its shareholders (the Variable Contracts and Plans).
  Because shares of the Portfolios may be purchased only through Variable Contracts and Plans, it is anticipated that any income dividends or capital gain distributions from a Portfolio are taxable, if at all, to the Participating Insurance Companies and Plans and will be exempt from current taxation of the Variable Contract owner or Plan participant if left to accumulate within the Variable Contract or Plan. Generally, withdrawals from Variable Contracts or Plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax.
  The investments by the Portfolios in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Portfolios each year even though the Portfolios receive no cash distribution until maturity. Under the U.S. federal tax laws applicable to mutual funds, the Portfolios will not be subject to tax on this income if they pay dividends to their shareholders substantially equal to all the income received from, or imputed with respect to, their investments during the year, including their zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Portfolios.
  Constructive Sales. If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Portfolio may effect short sales. A Portfolio's short selling activities will not result in unrelated business taxable income to a tax-exempt investor.
  Special Tax Matters Relating to the Fixed Income Portfolio. The Fixed Income Portfolio does not expect to meet the tax requirements that would enable it to pay exempt-interest dividends with respect to income derived from its holdings of Municipal Obligations.
  Internal Revenue Service Requirements. Each Portfolio intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of Variable Contracts. See the Statement of Additional Information for more specific information.

NET ASSET VALUE
--------------------------------------------------------------------------------
  Each Portfolio's net asset value per share is calculated as of the close of regular trading on the NYSE on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of the holidays falls on a Saturday or Sunday, respectively. The net asset value per share of each Portfolio generally changes every day.
  The net asset value per share of each Portfolio is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding.
  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued on the basis of the closing value on the date on which the valuation is made. Options and futures contracts will be valued similarly. Debt obligations that mature in 60 days or less from the valuation date are valued on the basis of amortized cost, unless the Board determines that using this valuation method would not reflect the investments' value. Securities, options and futures contracts for which market quotations are not readily available and other assets will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. Further information regarding valuation policies is contained in the Statement of Additional Information.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, each Portfolio may advertise yield and average annual total return of its shares over various periods of time. The yield refers to net investment income generated by the Portfolio's shares over a specified thirty-day period, which is then annualized (based on SEC guidelines). That is, the amount of net investment income generated by the Portfolio's shares during that thirty-day period is assumed to be generated over a 12-month period and is shown as a percentage of the investment. The total return figures show the average percentage change in value of an investment in the Portfolio from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of the Portfolio's shares assuming that any income dividends and/or capital gain distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Portfolio's operations or on a year-by-year, quarterly or current year-to-date basis).
  Total returns quoted for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account or Plan documents or other informational materials supplied by Plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of each Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.
  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Portfolio seeks long term appreciation and that such return may not be representative of a Portfolio's return over a longer market cycle. Each Portfolio may also advertise its aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).
  Investors should note that yield and return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the yield and total return. Current total return figures may be obtained by calling (800) 369-2728.
  A Portfolio or a Participating Insurance Company or Plan sponsor may compare a Portfolio's performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Fixed Income Portfolio, with the Lehman Brothers Intermediate Government/Corporate Bond Index (an unmanaged index of government and corporate bonds calculated by Lehman Brothers); and in the case of the Global Fixed Income Portfolio, with the Salomon Brothers World Government Bond Index-Hedged (a hedged, market-capitalization weighted index designed to track major government debt markets), the J.P. Morgan Traded Index (an index of non-U.S. dollar bonds of ten countries with active bond markets); or (iii) other appropriate indexes of investment securities or with data developed by Warburg derived from such indexes. A Portfolio or a Participating Insurance Company may also include evaluations published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various periods of time. In addition, each Portfolio or a Participating Insurance Company or Plan sponsor may from time to time compare the Portfolio's expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.
  In reports or other communications to investors or in advertising, each Portfolio or a Participating Insurance Company or Plan sponsor may also describe the general biography or work experience of the portfolio managers of the Portfolio and may include quotations attributable to the portfolio managers describing approaches taken in managing the Portfolio's investments, research methodology underlying stock selection or the Portfolio's investment objective. In addition, a Portfolio and its portfolio managers may render periodic updates of Portfolio investment activity, which may include discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Portfolio with respect to relevant market and industry benchmarks. Each Portfolio may also discuss various measures of risk, including those based on statistical or econometric analyses, the continuum of risk and return relating to different investments and the potential impact of international securities on a portfolio otherwise composed of U.S. securities.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  TRUST ORGANIZATION. The Trust was organized on December 16, 1996 under the laws of The Commonwealth of Massachusetts as a "Massachusetts business trust." The Trust's Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Shares of two series have been authorized. The Board may classify or reclassify any of its shares into one or more additional series without shareholder approval.
  VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share held and fractional votes for fractional shares held. Generally, shares of the Trust will vote by individual Portfolio on all matters except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the members holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Under current law, a Participating Insurance Company is required to request voting instructions from Variable Contract owners and must vote all Trust shares held in the separate account in proportion to the voting instructions received. Plans may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a more complete discussion of voting rights, refer to the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors.
  CONFLICTS OF INTEREST. Each Portfolio offers its shares to (i) Variable Contracts offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other and (ii) Plans including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Due to differences of tax treatment and other considerations, the interests of various Variable Contract owners and Plan participants participating in a Portfolio may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts and/or Plans to withdraw its investments in one or both Portfolios. As a result, a Portfolio may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of a Portfolio to any Variable Contract or Plan or may suspend or terminate the offering of shares of a Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.
  SHAREHOLDER COMMUNICATIONS. Participating Insurance Companies and Plan trustees will receive semiannual and audited annual reports, each of which includes a list of the investment securities held by the Portfolio and a statement of the performance of the Portfolio. Periodic listings of the investment securities held by the Portfolios, as well as certain statistical characteristics of a Portfolio, may be obtained by calling the Trust at (800) 369-2728 or on the Warburg Pincus Funds Web site at www.warburg.com.
  Since the prospectuses of the Portfolios are combined in this single Prospectus, it is possible that a Portfolio may become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Portfolio.

                         ------------------------------

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE PORTFOLIOS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIOS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF THE SHARES OF THE PORTFOLIOS IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS

The Portfolios' Expenses.................................      2
Financial Highlights.....................................      3
Investment Objectives and Policies.......................      5
Portfolio Investments....................................      5
Risk Factors and Special Considerations..................      7
Portfolio Transactions and Turnover Rate.................      9
Certain Investment Strategies............................      9
Investment Guidelines....................................     14
Management of the Portfolios.............................     14
How to Purchase and Redeem Shares........................     15
Dividends, Distributions and Taxes.......................     16
Net Asset Value..........................................     17
Performance..............................................     17
General Information......................................     18

                          [WARBURG PINCUS FUNDS LOGO]

                      P.O. BOX 4906, GRAND CENTRAL STATION
                               NEW YORK, NY 10163
                                  800-369-2728

COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           TRBDF-1-0498

                       STATEMENT OF ADDITIONAL INFORMATION

                                 April 30, 1998

                             WARBURG PINCUS TRUST II

                             Fixed Income Portfolio
                          Global Fixed Income Portfolio

         P.O. Box 4096, Grand Central Station, New York, New York 10163
                      For information, call (800) 369-2728

                                    CONTENTS

                                                                            Page
                                                                            ----
Investment Objectives........................................................2
Investment Policies..........................................................2
Management of the Trust......................................................28
Additional Purchase and Redemption Information...............................34
Additional Information Concerning Taxes......................................34
Determination of Performance.................................................37
Independent Accountants and Counsel..........................................38
Miscellaneous................................................................38
Financial Statements.........................................................38
Appendix -- Description Of Ratings...........................................A-1


                  This Statement of Additional Information is meant to be read in conjunction with the Prospectus of Warburg Pincus Trust II (the "Trust"), dated April 30, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. The Trust currently offers two managed investment funds, the Fixed Income Portfolio and the Global Fixed Income Portfolio (together the "Portfolios" and each a "Portfolio") which are described in this Statement of Additional Information. Shares of a Portfolio are not available directly to individual investors but may be offered only to certain (i) life insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (together "Variable Contracts") and (ii) tax-qualified pension and retirement plans ("Plans"), including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Portfolio should be made solely upon the information contained herein. Copies of the Trust's Prospectus and information regarding each of the Portfolios' current performance may be obtained by calling the Trust at (800) 369-2728 or by writing to the Trust, P.O. Box 4096, Grand Central Station, New York, New York 10163.

                              INVESTMENT OBJECTIVES

                  The investment objective of the Fixed Income Portfolio is total return consistent with prudent investment management. The investment objective of the Global Fixed Income Portfolio is total return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

                               INVESTMENT POLICIES

                  The following policies supplement the descriptions of each Portfolio's investment objective and policies in the Prospectus.

Options, Futures and Currency Exchange Transactions

                  Securities Options. Each Portfolio may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC").

                  Each Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Portfolio as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Portfolio as a put or call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

                  In the case of options written by a Portfolio that are deemed covered by virtue of the Portfolio's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Portfolio has written options may exceed the time within which the Portfolio must make delivery in accordance with an exercise notice. In these instances, the Portfolio may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Portfolio will not bear any market risk, since the Portfolio will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Portfolio may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which the Portfolios may write covered call options. For example, if a Portfolio writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Portfolio will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Portfolios may write (i) in-the-money call options when Warburg Pincus Asset Management, Inc., the Portfolios' investment adviser ("Warburg"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Warburg expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Warburg expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Portfolio prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Portfolio may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs. Similarly, in cases where the Portfolio has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Portfolio under an option it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as a result of the transaction. So long as the obligation of the Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. The Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Portfolio's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Portfolio. The Portfolio, however, intends to purchase OTC options only from dealers whose debt securities, as determined by Warburg, are considered to be investment grade. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Portfolio would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Trust or a Portfolio and other clients of Warburg and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Portfolio will be able to purchase on a particular security.

                  Securities Index Options. Each Portfolio may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on a particular industry or market segment.

                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

                  Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although the Portfolios will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

                  Futures Activities. Each Portfolio may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations on foreign exchanges. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return.

                  A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC exceed 5% of the Portfolio's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Portfolios reserve the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with a Portfolio's policies. Although each Portfolio is limited in the amount of assets it may invest in futures transactions (as described above and in the Prospectus), there is no overall limit on the percentage of Portfolio assets that may be at risk with respect to futures activities.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities listed on the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

                  No consideration is paid or received by a Portfolio upon entering into a futures contract. Instead, the Portfolio is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Portfolios will also incur brokerage costs in connection with entering into futures transactions.

                  At any time prior to the expiration of a futures contract, a Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Portfolios intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio's performance.

                  Options on Futures Contracts. Each Portfolio may purchase and write put and call options on foreign currency, interest rate and securities index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Portfolio that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Portfolio will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing and writing exchange-traded currency options.

                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

                  At or before the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to purchase a second, offsetting contract. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Currency Options. The Portfolios may purchase and write exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Portfolios' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A

Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                  A decline in the U.S. dollar value of a foreign currency in which the Portfolio's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of securities it holds, a Portfolio may purchase currency put options. If the value of the currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Portfolio's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer's creditworthiness deteriorates.

                  Hedging. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Portfolio may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

                  In hedging transactions based on an index, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Portfolio's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in an index and movements in the price of index futures, a correct forecast of general market trends by Warburg still may not result in a successful hedging transaction.

                  A Portfolio will engage in hedging transactions only when deemed advisable by Warburg, and successful use by the Portfolio of hedging transactions will be subject to Warburg's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio's performance.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. As described in the Prospectus, each Portfolio will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Portfolio on securities indexes and currencies; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities.

                  For example, a call option written by the Portfolio on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Investment Practices

                  Foreign Investments. The Fixed Income Portfolio may not invest more than 35% of its assets in securities denominated in a currency other than U.S. dollars. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers.

                  Foreign Currency Exchange. Since the Global Fixed Income Portfolio will be investing substantially, and the Fixed Income Portfolio may be investing, in securities denominated in currencies other than the U.S. dollar, and since the Portfolios may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Portfolio's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the U.S. dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Portfolio with respect to its foreign investments. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Portfolio may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Transactions" above.

                  Information. Many of the foreign securities held by a Portfolio will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about such securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Delays. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of a Portfolio to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on a Portfolio's liquidity, the Portfolios will avoid investing in countries which are known to experience settlement delays which may expose the Portfolios to unreasonable risk of loss.

                  Increased Expenses. To the extent that each Portfolio invests in foreign securities, the operating expenses of the Fixed Income Portfolio may, and the Global Fixed Income Portfolio can, be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of each Portfolio associated with foreign investing, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which the Portfolios may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated, or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of the currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies.

                  General. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Portfolio may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  U.S. Government Securities. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Portfolio may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio will invest in obligations issued by such an instrumentality only if Warburg determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

                  Loan Participations and Assignments. The Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Portfolios' investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Portfolio having a contractual relationship only with the Lender, not with the Borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the Borrower is determined by Warburg to be creditworthy.

                  When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

                  There are risks involved in investing in Participations and Assignments. A Portfolio may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Participations or Assignments when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its net asset value.

                  Securities of Other Investment Companies. Each Portfolio may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). Presently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Portfolio's total assets and (iii) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets.

                  Below Investment Grade Securities. Each Portfolio may hold up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Services ("S&P"), and in comparable unrated securities considered to be of equivalent quality. While the market values of below investment grade securities tend to react less to fluctuations in interest rate levels than do those of investment grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities generally present a higher degree of credit risk. Issuers of below investment grade securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

                  The market for below investment grade securities is relatively new and has not weathered a major economic recession. Any such recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

                  The Portfolios may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the ability to dispose of particular issues when necessary to meet the liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolios to obtain accurate market quotations for purposes of valuing the Portfolios and calculating their net asset values.

                  The market value of below investment grade securities is more volatile than that of investment grade securities. Factors adversely impacting the market value of these securities will adversely impact the Portfolios' net asset value. The Portfolios will rely on the judgment, analysis and experience of Warburg in evaluating the creditworthiness of an issuer. In this evaluation, Warburg will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Normally, below investment grade securities are not intended for short-term investment. Each Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities.

                  Lending of Portfolio Securities. Each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees (the "Board"). These loans, if and when made, may not exceed 20% of a Portfolio's total assets taken at value. A Portfolio will not lend portfolio securities to Warburg or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a "finder."

                  By lending its securities, a Portfolio can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Each Portfolio will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Portfolio's ability to recover the loaned securities or dispose of the collateral for the loan or possible decline in the value of the loaned securities during the period in which the Portfolio seeks to assert its rights.

                  Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

                  Zero Coupon Securities. The Portfolios may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Portfolios anticipate that they will not normally hold zero coupon securities to maturity. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Portfolios must pay each year and, in order to generate cash necessary to pay such dividends, the Portfolios may liquidate portfolio securities at a time when they would not otherwise have done so. At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, in the recent past, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests on these instruments.

                  Short Sales "Against the Box." In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security a Portfolio does not own, a short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by the Portfolio's custodian or qualified sub-custodian. While the short sale is open, the Portfolio will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

                  The Portfolios do not intend to engage in short sales against the box for investment purposes. A Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security). In such case, any future losses in the Portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

                  If a Portfolio effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale.

However, such constructive sale treatment may not apply if the Portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Portfolio may effect short sales.

                  Municipal Obligations. (Fixed Income Portfolio) Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

                  The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.

                  There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fixed Income Portfolio, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. Warburg will consider such an event in determining whether the Portfolio should continue to hold the obligation. See the Appendix attached hereto for further information concerning the ratings of Moody's and S&P and their significance.

                  Among other instruments, the Fixed Income Portfolio may purchase short term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  The yields on Municipal Obligations are dependent upon a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal bond market, size of a particular offering, maturity of the obligation offered and rating of the issue.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

                  Variable Rate and Master Demand Notes. (Fixed Income Portfolio) The Fixed Income Portfolio may invest in variable rate and master demand notes. Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

                  Stand-By Commitment Agreements. (Fixed Income Portfolio) The Portfolios may acquire "stand-by commitments" with respect to securities held in their portfolios. Under a stand-by commitment, a dealer agrees to purchase at a Portfolio's option specified securities at a specified price. The Portfolio's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by a Portfolio may also be referred to as "put" options. A stand-by commitment is not transferable by a Portfolio, although the Portfolio can sell the underlying securities to a third party at any time.

                  The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Portfolios intend to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Portfolios will acquire stand-by commitments only in order to facilitate portfolio liquidity and do not intend to exercise their rights under stand-by commitments for trading purposes.

                  The amount payable to a Portfolio upon its exercise of a stand-by commitment is normally (i) the Portfolio's acquisition cost of the securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Portfolios expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolios may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such commitments (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in a Portfolio's portfolio will not exceed 1/2 of 1% of the value of the Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

                  The Portfolios would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by a Portfolio would be valued at zero in determining net asset value. Where a Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. Stand-by commitments would not affect the average weighted maturity of the Portfolio's portfolio.

                  The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax exempt to a Portfolio.

                  Warrants. A Portfolio may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

                  Non-Publicly Traded and Illiquid Securities. A Portfolio may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven calendar days and, with respect to the Fixed Income Portfolio, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Warburg anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limits on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Borrowing. Each Portfolio may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Portfolio's net assets. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Each Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

                  Non-Diversified Status. Each Portfolio is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, each Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Limitations

                  The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 through 13 may be changed by a vote of the Board at any time.

         A Portfolio may not:

         1. Borrow money except that the Portfolio may (i) borrow from banks for temporary or emergency purposes and (ii) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Portfolio may not exceed 30% of the value of the Portfolio's total assets. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

         2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

         3. Make loans, except that the Portfolio may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

         4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Portfolio may invest in (i) securities secured by real estate, mortgages or interests therein and (ii) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

         6. Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and make short sales "against the box."

         7. Issue any senior security except as permitted under the 1940 Act.

         8. Purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

         9. Invest in commodities, except that the Portfolio may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

         10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

         11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

         12. Invest more than 15% of the value of the Portfolio's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Portfolio and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

         13. Make additional investments (including roll-overs) if the Portfolio's borrowings exceed 5% of its net assets.

                  General. If a percentage restriction (other than the percentage limitation set forth in No. 1, above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Portfolio's assets will not constitute a violation of such restriction.

Portfolio Valuation

                  The Prospectus discusses the time at which the net asset value of each Portfolio is determined for purposes of sales and redemptions. The following is a description of the procedures used by each Portfolio in valuing its assets.

                  Securities listed on a U.S. securities exchange (including securities traded through the Nasdaq National Market System) or foreign securities exchange or traded in an OTC market will be valued at the most recent sale as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of the securities will be taken to be the highest bid quotation on the exchange or market. Options or futures contracts will be valued similarly. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Notwithstanding the foregoing, in determining the market value of portfolio investments, a Portfolio may employ outside organizations (a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. Securities, options and futures contracts for which market quotations are not available and certain other assets of a Portfolio will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Portfolio's net asset value is not calculated. As a result, calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

Portfolio Transactions

                  Warburg is responsible for establishing, reviewing and, where necessary, modifying each Portfolio's investment program to achieve its investment objectives. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Portfolio to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

                  Warburg will select specific portfolio investments and effect transactions for each Portfolio and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Warburg will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Warburg may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Portfolio and/or other accounts over which Warburg exercises investment discretion. Warburg may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Warburg determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Warburg. Research and other services received may be useful to Warburg in serving both the Portfolios and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Warburg in carrying out its obligations to the Portfolios. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Warburg in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Warburg's own research program. The fees to Warburg under its advisory agreements with the Trust are not reduced by reason of its receiving any brokerage and research services.

                  Investment decisions for each Portfolio concerning specific portfolio securities are made independently from those for other clients advised by Warburg. Such other investment clients may invest in the same securities as a Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Warburg believes to be equitable to each client, including the Portfolios. In some instances, this investment procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or sold for a Portfolio. To the extent permitted by law, securities to be sold or purchased for a Portfolio may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Any portfolio transaction for a Portfolio may be executed through Counsellors Securities Inc., the Trust's distributor ("Counsellors Securities"), if, in Warburg's judgment, the use of Counsellors Securities is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Counsellors Securities charges the Portfolio a commission rate consistent with those charged by Counsellors Securities to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to Warburg or Counsellors Securities or any affiliated person of such companies.

                  Transactions for the Portfolios may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Portfolios will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Portfolio may participate, if and when practicable, in bidding for the purchase of securities for the Portfolio's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Portfolio will engage in this practice, however, only when Warburg, in its sole discretion, believes such practice to be otherwise in the Portfolio's interest.

Portfolio Turnover

                  A Portfolio's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  The Portfolios do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Portfolios deem it desirable to sell or purchase securities. Certain practices that may be employed by each Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Warburg believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold.

                             MANAGEMENT OF THE TRUST

Officers and Board of Trustees

                  The names (and ages) of the Trust's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper (63)*                                 Trustee
Harvard University                                      Professor at Harvard University; National Intelligence
1737 Cambridge Street                                   Council from June 1995 until January 1997; Director or
Cambridge, Massachusetts  02138                         Trustee of Circuit City Stores, Inc. (Retail electronics
                                                        and appliances) and Phoenix Home Life Mutual
                                                        Insurance Company; Director/Trustee of other investment
                                                        companies advised by Warburg.

Jack W. Fritz (71)                                      Trustee
2425 North Fish Creek Road                              Private investor; Consultant and Director of Fritz
P.O. Box 483                                            Broadcasting, Inc. and Fritz Communications (developers and
Wilson, Wyoming 83014                                   operators of radio stations); Director of Advo, Inc.
                                                        (direct mail advertising); Director/Trustee of other
                                                        investment companies advised by Warburg.

John L. Furth* (67)                                     Chairman of the Board
466 Lexington Avenue                                    Vice Chairman, Managing Director and Director of Warburg;
New York, New York 10017-3147                           Associated with Warburg since 1970; Director of Counsellors
                                                        Securities,; Chairman of the Board of other investment companies advised by Warburg.

Jeffrey E. Garten (51)                                  Trustee
Box 208200                                              Dean of Yale School of Management and William S. Beinecke
New Haven, Connecticut 06520-8200                       Professor in the Practice of International Trade and
                                                        Finance; Undersecretary of Commerce for International
                                                        Trade from November 1993 to October 1995; Professor at Columbia
                                                        University from September 1992 to November 1993; Director/Trustee of other investment companies advised by Warburg.

Thomas A. Melfe (66)                                    Trustee
30 Rockefeller Plaza                                    Partner in the law firm of Donovan Leisure Newton & Irvine;
New York, New York 10112                                Chairman of the Board, Municipal Fund for New York
                                                        Investors, Inc.; Director/Trustee of
                                                        other investment companies advised by Warburg.

Arnold M. Reichman*  (49)                               Trustee
466 Lexington Avenue                                    Managing Director, Chief Operating Officer and Assistant
New York, New York 10017-3147                           Secretary of Warburg; Director of The RBB Fund, Inc.;
                                                        Associated with Warburg since 1984; Director,
                                                        Secretary and Chief Operating Officer of
                                                        Counsellors Securities; Director/Trustee of
                                                        other investment companies advised by Warburg.

Alexander B. Trowbridge (68)                            Trustee
1317 F Street, N.W., 5th Floor                          President of Trowbridge Partners, Inc. (business
Washington, DC 20004                                    consulting) from January 1990 to January 1994; Director or
                                                        Trustee of New England Mutual Life Insurance Co., ICOS
                                                        Corporation (biopharmaceuticals), Waste Management, Inc.
                                                        (solid and hazardous waste collection and disposal), The
                                                        Rouse Company (real estate development), IRI International
                                                        (energy services), Harris Corp. (electronics and
                                                        communications equipment), The Gillette Co. (personal
                                                        care products) and Sun Company Inc. (petroleum refining
                                                        and marketing); Director/Trustee of other investment
                                                        companies advised by Warburg.

Eugene L. Podsiadlo (41)                                President
466 Lexington Avenue                                    Managing Director of Warburg; Associated with Warburg since
New York, New York 10017-3147                           1991; Officer of Counsellors Securities and other
                                                        investment companies advised by Warburg.

Stephen Distler (44)                                    Vice President
466 Lexington Avenue                                    Managing Director, Controller and Assistant Secretary of
New York, New York 10017-3147                           Warburg; Associated with Warburg since 1984; Officer of
                                                        Counsellors Securities and other investment
                                                        companies advised by Warburg.

* Indicates a Trustee who is an "interested person" of the Trust as defined in the 1940 Act.

Eugene P. Grace (46)                                    Vice President and Secretary
466 Lexington Avenue                                    Senior Vice President of Warburg; Associated with Warburg
New York, New York 10017-3147                           since April 1994; Attorney-at-law from September 1989 to
                                                        April 1994; Life insurance agent, New York Life Insurance
                                                        Company from 1993 to 1994; Officer of Counsellors
                                                        Securities and other investment companies advised by
                                                        Warburg.

Howard Conroy, CPA (44)                                 Vice President and Chief Financial Officer
466 Lexington Avenue                                    Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                           1992; Officer of other investment companies advised by
                                                        Warburg.

Daniel S. Madden, CPA (32)                              Treasurer and Chief Accounting Officer
466 Lexington Avenue                                    Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                           1995; Associated with BlackRock Financial Management, Inc.
                                                        from September 1994 to October 1996; Associated
                                                        with BEA Associates from April 1993 to September
                                                        1994; Officer of other investment companies
                                                        advised by Warburg.

Janna Manes (30)                                        Assistant Secretary
466 Lexington Avenue                                    Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                           1996; Associated with the law firm of Willkie Farr &
                                                        Gallagher from 1993 to 1996; Officer of other
                                                        investment companies advised by Warburg.

                  No employee of Warburg or PFPC Inc., the Trust's co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Trust for acting as an officer or Trustee of the Trust. Each Trustee who is not a director, trustee, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $500 and $250 for each meeting of the Board attended by him for his services as Trustee and is reimbursed for expenses incurred in connection with his attendance at Board meetings.

Trustees' Compensation
(for the fiscal year ended December 31, 1997)+

    Name of Director                           Total             Total Compensation from
                                         Compensation from      all Investment Companies
                                               Trust               Managed by Warburg*
John L. Furth**                                 None                        None
Arnold M. Reichman**                            None                        None
Richard N. Cooper                             $1,500                     $44,500
Donald J. Donahue***                          $1,500                     $44,500
Jack W. Fritz                                 $1,500                     $44,500
Jeffrey E. Garten****                           None                        None
Thomas A. Melfe                               $1,500                     $44,500
Alexander B. Trowbridge                       $1,500                     $44,500

-----------------------

+ Estimates of future payments to be made pursuant to existing arrangements.

* Each Trustee serves as a Director or Trustee of 24 investment companies advised by Warburg.

** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, receive no compensation from the Trust or any other investment company advised by Warburg.

***      Mr. Donahue resigned as Trustee of the Trust effective February 6,
         1998.

**** Mr. Garten became a Trustee of the Trust effective February 6, 1998 and, accordingly, received no compensation from the Trust for the fiscal year ended December 31, 1997.

         As of March 31, 1998, no Trustees or officers of the Trust owned any of the outstanding shares of the Portfolios.

Portfolio Managers

                  Dale C. Christensen, Co-Portfolio Manager and Portfolio Manager of the Fixed Income and Global Fixed Income Portfolios, respectively, earned a B.S. in Agriculture from the University of Alberta and a B.Ed. in Mathematics from the University of Calgary, both located in Canada. Mr. Christensen also manages other Warburg Pincus Funds. Mr. Christensen directs the fixed income group at Warburg, which he joined in 1989, providing portfolio management for Warburg Pincus Funds and institutional clients around the world. Mr. Christensen was a vice president in the International Private Banking division and the domestic pension fund management division at Citicorp from 1984 to 1989. Prior to that, Mr. Christensen was a fixed income portfolio manager at CIC Asset Management from 1982 to 1984.

                  M. Anthony E. van Daalen, Co-Portfolio Manager of the Fixed Income Portfolio, earned a B.A. degree from Wesleyan University and a M.B.A. degree from New

York University. Mr. van Daalen also manages other Warburg Pincus Funds. He has been a Portfolio Manager for Warburg Pincus Funds since joining Warburg in 1992, specializing in government and high yield bonds. Mr. van Daalen was an assistant vice president, portfolio manager at Citibank in the Private Banking Group from 1985 to 1991. Prior to that Mr. van Daalen was a retail banking manager at The Connecticut Bank and Trust Co. from 1983 to 1985 and an analyst at Goldstein/Krall Market Research from 1982 to 1983.

Investment Adviser and Co-Administrators

                  Warburg serves as investment adviser to each Portfolio, Counsellors Funds Service, Inc. ("Counsellors Service") serves as a co-administrator to the Trust and PFPC serves as a co-administrator to the Trust pursuant to separate written agreements (the "Advisory Agreements," the "Counsellors Service Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). The services provided by, and the fees payable by the Trust to, Warburg under the Advisory Agreements, Counsellors Service under the Counsellors Service Co-Administration Agreement and PFPC under the PFPC Co-Administration Agreement are described in the Prospectus. These fees are calculated at an annual rate based on a percentage of a Portfolio's average daily net assets. See the Prospectus, "Management of the Portfolios." The advisory fees earned by Warburg and the co-administration fees earned by PFPC and Counsellors Service, respectively, for the period from March 31, 1997 (commencement of operations) to December 31, 1997 are described below.

Fees earned by Warburg, PFPC and Counsellors Service, with waivers (if any):

                                                                                          Counsellors
                                      Warburg                            PFPC               Service
                               ---------------------            ---------------------     -----------
                               Earned         Waived            Earned         Waived
                               ------         ------            ------         ------
Fixed Income                   $2,166        ($2,166)             $216          ($216)         $433
Global Fixed Income           $12,047       ($12,047)             $602          ($602)       $1,205

* During the period ended December 31, 1997, Warburg also reimbursed expenses of $53,791 and $50,728 to the Fixed Income and Global Fixed Income Growth Portfolios, respectively.

Custodians and Transfer Agent

                  PNC Bank, National Association ("PNC") serves as custodian of each Portfolio's U.S. assets and State Street Bank and Trust Company ("State Street") serves as custodian of each Portfolio's non-U.S. assets. Each custodian serves pursuant to separate custodian agreements (the "Custodian Agreements"). Under the Custodian Agreements PNC and State Street each (i) maintains a separate account or accounts in the name of the relevant Portfolio, (ii) holds and transfers portfolio securities on account of the relevant Portfolio, (iii) makes receipts and disbursements of money on behalf of the relevant Portfolio,
(iv) collects and receives all income and other payments and distributions on account of the relevant Portfolio's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Trust's custodial arrangements.

PNC may delegate its duties under its Custodian Agreement with the Trust to a wholly owned direct or indirect subsidiary of PNC or PNC Bank Corp. upon notice to the Trust and upon the satisfaction of certain other conditions. State Street is authorized to select one or more foreign banking institutions and foreign securities depositaries as sub-custodian on behalf of the relevant Portfolio and PNC is authorized to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Portfolios. PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  State Street also serves as the shareholder servicing, transfer and dividend disbursing agent of the Trust pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of each Portfolio, (ii) addresses and mails all communications by the Trust to record owners of Portfolio shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Trust. State Street has delegated to Boston Financial Data Services, Inc., a 50% owned subsidiary ("BFDS"), responsibility for most shareholder servicing functions. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Trust

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of a Portfolio. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from a Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the relevant Portfolio would be unable to meet its obligations, a possibility that Warburg believes is remote and immaterial. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the relevant Portfolio. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                  All shareholders of a Portfolio, upon liquidation, will participate ratably in the Portfolio's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  As described in the Prospectus, shares of the Portfolios may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through Variable Contracts offered by separate accounts of Participating Insurance Companies and through Plans, including participant-directed Plans which elect to make a Portfolio an investment option for Plan participants. The offering price of each Portfolio's shares is equal to its per share net asset value. Additional information on how to purchase and redeem a Portfolio's shares and how such shares are priced is included in the Prospectus under "Net Asset Value."

                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Portfolio may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Trust intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting the Trust and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult the sponsoring Participating Insurance Company separate account prospectus or the Plan documents or other informational materials supplied by Plan sponsors and their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                  Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (i) distribute to its shareholders the sum of at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus at least 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in such securities or foreign currencies; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Portfolio's assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies) or of two or more issuers that the Portfolio controls and that are determined to be in the same or similar trades or businesses or related trades or businesses.

                  In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the Variable Contract owner, rather than the Participating Insurance Company, to be treated as the owner of the assets held by the separate account. If the Variable Contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Variable Contract owner to be considered the owner of the shares of the Portfolio underlying the separate account.

                  A Portfolio's short sales against the box, if any, and transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio, defer Portfolio losses and cause the Portfolio to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Portfolio nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Portfolio will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Portfolio will continue to qualify as a regulated investment company.

                  As described in the Prospectus, because shares of a Portfolio may only be purchased through Variable Contracts and Plans, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Variable Contracts or Plans.

Investment in Passive Foreign Investment Companies

                  If a Portfolio purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Portfolio to its shareholders, the Variable Contracts and Plans. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Portfolio. Certain interest charges may be imposed on the Portfolio with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

                  A Portfolio may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Portfolio compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Portfolio.

                  Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in a Portfolio being treated as if it had sold and repurchased all of its PFIC stock at the end of each year. In this case, a Portfolio would report gains as ordinary income and could deduct losses to the extent of previously recognized gains. The elections, once made, would be effective for all subsequent taxable years of a Portfolio, unless revoked with the consent of the Internal Revenue Service. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Portfolio may quote its total return or yield in advertisements or in reports and other communications to shareholders. The aggregate total returns for the Fixed Income and Global Fixed Income Portfolios for the fiscal period from March 31, 1997 (commencement of operations) to December 31, 1997, were 8.96% and 2.62%, respectively. The aggregate total returns for the same period for the Fixed Income and Global Fixed Income Portfolios, calculated without the waiver of fees by a Portfolio's service providers, were (.52%) and (1.47%), respectively.

                  Total return is calculated by finding the average annual compounded rates of return for the one-, five-, and ten- (or such shorter period as the Portfolio has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

                  A Portfolio may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. A Portfolio may advertise average annual calendar-year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Portfolio's total return in longer market cycles.

                  Yield is calculated by annualizing the net investment income generated by a Portfolio over a specified thirty-day period according to the following formula:

                           YIELD = 2[( a-b +1)(6)-1]
                                       ---
                                        cd

                  For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                  Each Portfolio's 30-day annualized current yield as of December 31, 1997 was as follows (figures calculated without the waiver of fees by a Portfolio's service provider(s), if any, are noted in italics):

                                 With waivers                     Without waivers
                                 ------------                     ---------------
Fixed Income:                        5.76%                            4.16%
Global Fixed Income:                 7.12%                            4.17%

                  A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Portfolio's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Performance quotations for the Portfolios include the effect of deducting each Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract or Plan, which would reduce the returns described in this section. See the Prospectus, "Performance."

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

                  Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Trust. The financial statements that are incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand, whose report thereon appears elsewhere herein and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for the Trust as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

                              FINANCIAL STATEMENTS

                  The Trust's annual report dated December 31, 1997, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the Portfolios included therein. The Trust will furnish without charge a copy of its Annual Report upon request by calling the Trust at
(800) 369-2728.

                                  MISCELLANEOUS

                  As of March 31, 1998, Warburg owned of record 100% of each Portfolio's outstanding shares.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Commercial Paper Ratings

                  The following summarizes the two highest ratings for commercial paper used by S&P and Moody's, respectively:

                  Commercial paper rated A-1 by S&P's indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the AA, A, BAA, BA and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols AA1, A1, BAA1, BA1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.




                                      A-7